Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Kevin D. Howard, Interim Chief Financial Officer of Charter Communications, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2010 (the "Report") filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            /s/ Kevin D. Howard
             Kevin D. Howard
             Interim Chief Financial Officer, Senior Vice President - Finance,
             Controller and Chief Accounting Officer
             (Principal Financial Officer)
             August 4, 2010